UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MYSEUM.AI, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T01228-P54760 MYSEUM.AI, INC. 65 CHURCH STREET, SUITE 230 NEW BRUNSWICK, NJ 08901 MYSEUM.AI, INC. 2026 Annual Meeting Vote by August 5, 2026 11:59 PM ET You invested in MYSEUM.AI, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 6, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 23, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* August 6, 2026 11:00 AM EST 65 Church Street, Suite 230 New Brunswick, NJ 08901

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T01229-P54760 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Darin Myman For 1b. Peter Shelus For 1c. Carly Luogameno For 1d. Joseph Nelson For 1e. Wayne Linsley For 2. Ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. Approval of an amendment to the Myseum.AI, Inc. Amended and Restated 2021 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder to 2,000,000 from 1,000,000 shares. For 4. Approval to give the Company’s board of directors the authority, at its discretion, to effect a reverse split of its outstanding common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-25, without reducing the authorized number of shares of its common stock, with the exact ratio to be selected by its board of directors in its discretion and to be effected, if at all, in the sole discretion of its board of directors at any time following shareholder approval of this proposal and before August 6, 2027, without further approval or authorization of its shareholders. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.